Exhibit 10.1

AMENDMENT NUMBER 2 TO
AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT
THIS AMENDMENT NUMBER 2 TO AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT, dated as of May 31, 2016 (this “Amendment”), is entered into by and among FOUNTAIN CITY FINANCE, LLC, a Delaware limited liability company (the “Seller”),WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association (“Wells Fargo”), as a Bank and as the agent (the “Agent”), DST SYSTEMS, INC., a Delaware corporation (“DST Systems”), as the Parent and the Servicer and each of the parties named on Schedule I hereto as Originators. Capitalized terms used and not otherwise defined herein are used as defined in the Receivables Purchase Agreement (as defined below).
WHEREAS, the parties hereto entered into that certain Amended and Restated Receivables Purchase Agreement, dated as of May 15, 2014 (as amended through the date hereof, the “Receivables Purchase Agreement”); and
WHEREAS, the parties hereto desire to amend the Receivables Purchase Agreement in certain respects as provided herein;
NOW THEREFORE, in consideration of the premises and the other mutual covenants contained herein, the parties hereto agree as follows:
Section 1.Amendments. Effective as of the Effective Date (as defined below), the following amendments are made to the Receivables Purchase Agreement:
(a)    Schedule I (Deposit Accounts and Lock-Boxes) of the Receivables Purchase Agreement is hereby amended and restated in its entirety to read as set forth in Schedule II hereto.
(b)    Schedule III (Addresses) of the Receivables Purchase Agreement is hereby amended by adding the following Originator under the heading “Originators” and directly beneath “DST HEALTHCARE HOLDINGS, INC.”:
ALPS Alternative Investment Services, LLC
(c)    Schedule IV (UCC Information) of the Receivables Purchase Agreement is hereby amended by adding the following information under the heading “Originator UCC Information”:

Name:	ALPS Alternative Investment Services, LLC
Address:	333 West 11th Street, Kansas City, MO 64105
Jurisdiction of Organization:	Delaware
UCC Filing Office:	Delaware Secretary of State
SECTION 2.    Effective Date. This Amendment shall become effective as of the date (the “Effective Date”) on which the last of the following shall occur: (a) this Amendment shall have been executed and delivered by a duly authorized officer of each party hereto and (b) the Fourth Amendment and Joinder to Originator Purchase Agreement, dated as of the date hereof, shall have been executed by all parties thereto, and all conditions precedent in Section 7 thereof shall have been satisfied.

Exhibit 10.1

SECTION 3.    Miscellaneous.
(a)    References in Receivables Purchase Agreement. Upon the effectiveness of this Amendment, each reference in the Receivables Purchase Agreement to “this Agreement”, “hereunder”, “hereof', “herein”, or words of like import shall mean and be a reference to the Receivables Purchase Agreement as amended hereby, and each reference to the Receivables Purchase Agreement in any other Transaction Document or any other document, instrument or agreement, executed and/or delivered in connection with any Transaction Document shall mean and be a reference to the Receivables Purchase Agreement as amended hereby.
(b)    Effect on Receivables Purchase Agreement. Except as specifically amended hereby, the Receivables Purchase Agreement shall remain in full force and effect. This Amendment shall not constitute a novation of the Receivables Purchase Agreement, but shall constitute an amendment thereof.
(c)    No Waiver. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Person under the Receivables Purchase Agreement or any other document, instrument or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein.
(d)    Fees and Expenses. The Seller and DST Systems agree to pay all costs, fees, and expenses (including, without limitation, reasonable attorneys' fees and time charges of attorneys) incurred by the Agent and/or the Investor in connection with the preparation, execution and enforcement of this Amendment.
(e)    Successors and Assigns. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.
(f)    Counterparts. This Amendment may be executed in any number of counterparts, and by the different parties hereto on the same or separate counterparts, each of which shall be deemed to be an original instrument but all of which together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page by facsimile or other electronic means shall be effective as delivery of a manually executed counterpart of this Amendment.
(g)    Headings. The descriptive headings of the various sections of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.
(h)    Amendments. This Amendment may not be amended or otherwise modified except as provided in the Receivables Purchase Agreement.
(i)    GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT REFERENCE TO THE CONFLICTS OF LAW PRINCIPLES THEREOF OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

Exhibit 10.1

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the date hereof.

SELLER:	FOUNTAIN CITY FINANCE, LLC By: /s/ Gregg. Wm. Givens Name: Gregg Wm. Givens Title: President and Treasurer
PARENT:	DST SYSTEMS, INC. By: /s/ Gregg. Wm. Givens Name: Gregg Wm. Givens Title: Senior Vice President, Chief Financial Officer and Treasurer
SERVICER:	DST SYSTEMS, INC. By: /s/ Gregg. Wm. Givens Name: Gregg Wm. Givens Title: Senior Vice President, Chief Financial Officer and Treasurer

[Signature Page to Amendment 2 to Amended and Restated Receivables Purchase Agreement (DST)]

Exhibit 10.1

ORIGNATORS:
DST SYSTEMS, INC.
DST OUTPUT, LLC
DST OUTPUT CENTRAL, LLC
DST OUTPUT EAST, LLC
DST OUTPUT WEST, LLC
DST TECHNOLOGIES, INC.
DST MAILING SERVICES, INC.
DST OUTPUT ELECTRONIC SOLUTIONS, INC.
DST WORLDWIDE SERVICES, LLC
DST RETIREMENT SOLUTIONS, LLC
ARGUS HEALTH SYSTEMS, INC.
DST HEALTH SOLUTIONS, LLC
DST BROKERAGE SOLUTIONS, LLC
NEWKIRK PRODUCTS, INC.
LTM PUBLISHING, INC.
MCKAY HOCHMAN CO., INC.
THIRD PARTY EDUCATIONAL SYSTEMS, INC.
LATERAL GROUP NA, LLC
DST HEALTHCARE HOLDINGS, INC.
ALPS ALTERNATIVE INVESTMENT SERVICES, LLC

By:   /s/ Gregg. Wm. Givens
   Name: Gregg Wm. Givens
   Title: Treasurer

[Signatures continued on next page]

[Signature Page to Amendment 2 to Amended and Restated Receivables Purchase Agreement (DST)]

Exhibit 10.1

AGENT:	WELLS FARGO BANK, NATIONAL ASSOCIATION, as Agent By: /s/ William P. Rutkowski Name: William P. Rutkowski Title: Vice President
BANK:	WELLS FARGO BANK, NATIONAL ASSOCIATION, By: /s/ William P. Rutkowski Name: William P. Rutkowski Title: Vice President

[End of Signatures]

[Signature Page to Amendment 2 to Amended and Restated Receivables Purchase Agreement (DST)]

Exhibit 10.1

SCHEDULE I
Originators:
DST Systems, Inc.
DST Output, LLC
DST Output Central, LLC
DST Output East, LLC
DST Output West, LLC
DST Technologies, Inc.
DST Mailing Services, Inc.
DST Output Electronic Solutions, Inc.
DST Worldwide Services, LLC
DST Retirement Solutions, LLC
Argus Health Systems, Inc.
DST Health Solutions, LLC
DST Brokerage Solutions, LLC
Newkirk Products, Inc.
LTM Publishing, Inc.
McKay Hochman Co., Inc.
Third Party Educational Systems, Inc.
Lateral Group NA, LLC
DST Healthcare Holdings, Inc.
ALPS Alternative Investment Services, LLC

Schedule II-1

Exhibit 10.1

SCHEDULE II
DEPOSIT ACCOUNTS AND LOCK-BOXES
[DELIVERED SEPARATELY]

Schedule II-1